UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
April 26, 2007
Date of Report (Date of earliest event reported)
NICOR INC.
(Exact name of registrant as specified in its charter)

Illinois (State or other jurisdiction of incorporation)	1-7297 (Commission File Number)	36-2855175 (I.R.S. Employer Identification Number)
1844 Ferry Road
Naperville, Illinois 60563-9600
(Address of principal executive offices) (Zip Code)
(630) 305-9500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On April 26, 2007, Nicor Inc. is holding its Annual Meeting of Stockholders. The company is furnishing this Form 8-K to give broad disclosure to the remarks of Russ M. Strobel at this meeting.

Exhibit
Number	Description
99.1	Remarks of Russ M. Strobel, chairman, president and chief executive officer, to be made at the Annual Meeting of Stockholders on April 26, 2007.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nicor Inc.
Date April 26, 2007	/s/ RICHARD L. HAWLEY
Richard L. Hawley
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit
Number	Description of Document
99.1	Remarks of Russ M. Strobel, chairman, president and chief executive officer, to be made at the Annual Meeting of Stockholders on April 26, 2007.